Vaughan Nelson Emerging Markets Fund

Investor Class (Ticker Symbol: ADVKX)

Institutional Class (Ticker Symbol: ADVMX)

Vaughan Nelson International Fund

Investor Class (Ticker Symbol: ADVJX)

Institutional Class (Ticker Symbol: ADVLX)

Each a series of Investment Managers Series Trust

Supplement dated April 20, 2026, to the currently effective

Statement of Additional Information (“SAI”).

Effective immediately, the following paragraph under the section titled “Portfolio Holdings Information” on page B-35 of the SAI is deleted in its entirety and replaced with the following:

Other Entities. Pursuant to the Disclosure Policy, a Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings, pursuant to this exception include FactSet (daily disclosure of full portfolio holdings, provided the next business day) and Advent Software, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations with respect to the Funds. In addition, Natixis Investment Managers SA, an indirect parent of the Advisor, may receive daily disclosure of full portfolio holdings to perform risk analysis on the Funds. Natixis Investment Managers SA utilizes a third-party service provider, MSCI Inc. (“MSCI”), to assist with its analysis of risk. Any sharing of holdings information with MSCI is subject to a non-disclosure agreement.

Please file this Supplement with your records.